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                                                                  EXHIBIT (5)(b)


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
       Complete and return to:                    THE UNITED STATES LIFE Insurance Company
        Adminstrative Center                           In the City of New York ("USL")
            P.O. Box 1401                            Administrative Center: Houston, TX
       Houston, TX 77251-1401                                                                                      SELECT RESERVE
           (800) 246-1924                                       SERVICE REQUEST
         Fax: (713) 831-3701
  Hearing Impaired: (888) 436-5257

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
[X] CERTIFICATE          1.| CERTIFICATE #:______________________________________________  ANNUITANT:_______________________________
    IDENTIFICATION         |
                           | CERTIFICATE OWNER(S):__________________________________________________________________________________
(COMPLETE SECTIONS 1 & 13  |
    FOR ALL REQUESTS.)     | ADDRESS: ______________________________________________________________________________________________
                           |
    INDICATE CHANGE OR     | [ ] Check here if _____________________________________________________________________________________
  REQUEST DESIRED BELOW.   |     change of address
                           | S.S. No. or Tax I.D. No.:________/________/__________ Phone Number: (___) ____ - ______
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[ ] NAME                 2.| [ ] Annuitant*     [ ] Beneficiary*     [ ] Owner(s)*  (*DOES NOT CHANGE ANNUITANT, BENEFICIARY, OR
    CHANGE                 |                                                        OWNERSHIP DESIGNATION.)
                           | ------------------------------------------------------------------------------------------------------
                           | FROM (FIRST, MIDDLE, LAST)                          TO (FIRST, MIDDLE, LAST)
                           |
                           | ------------------------------------------------------------------------------------------------------
                           | Reason: [ ] Marriage  [ ] Divorce  [ ] Correction  [ ] Other  (Attach copy of a certified court order.)
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[ ] AUTOMATIC            3.| _______________ By initialing here, I authorize USL to collect $_______________ (min. $100),
    ADDITIONAL             | starting on: __________________________  by initiating electronic debit entries against my bank account
    PURCHASE               |                     MONTH/DAY
    PAYMENT OPTION         | with the following frequency:
                           | [ ] Monthly  [ ] Quarterly   [ ] Semiannually  [ ] Annually   (Attach voided check to Service Request.)
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[ ]  DOLLAR COST         4.| Dollar cost average [ ] $___________ OR [ ] ________% (whole % only) Begin Date:_______/_____/________
     AVERAGING             | Taken from the [ ] Money Market      OR     [ ] 1-Year Guarantee Period           MM     DD      YY
                           | Frequency:     [ ] Monthly    [ ] Quarterly [ ] Semiannually  [ ] Annually
                           | Duration:      [ ] 12 months  [ ] 24 months [ ] 36 months
                           | to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                           |
                           | American General Series Portfolio Company            OFFITBANK VIF-High Yield (6)                ______
                           |   Money Market (13)                 __________       OFFITBANK VIF-Total Return (7)              ______
                           | Hotchkis and Wiley Variable Trust                    OFFITBANK VIF-U.S. Government Securities (8)______
                           |   Equity Income VIP (1)             __________     Royce Capital Fund
                           |   Low Duration VIP (3)              __________       Royce Premier (9)                           ______
                           | LEVCO Series Trust                                   Royce Total Return (10)                     ______
                           |   LEVCO Equity Value (2)            __________     Wright Managed Blue Chip Series Trust
                           | Navellier Variable Insurance Series Fund, Inc.       Wright International Blue Chip (11)         ______
                           |   Navellier Growth (4)              __________       Wright Selected Blue Chip (12)              ______
                           | OFFITBANK Variable Insurance Fund, Inc.            Other
                           |   OFFITBANK VIF-Emerging Markets (5)__________     _________________________________________     ______
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[ ]  AUTOMATIC           5.| [ ] Add      [ ] Stop automatic rebalancing.
     REBALANCING           | [ ] Change automatic rebalancing of variable investments to the percentage allocations indicated below:
    ($25,000 minimum)      | [ ] Quarterly [ ] Semiannually  [ ] Annually     (frequency based on certificate anniversary)
                           |
  USE WHOLE PERCENTAGES.   | American General Series Portfolio Company            OFFITBANK VIF-High Yield (6)                _____%
  TOTAL MUST EQUAL 100%.   |   Money Market (13)                 __________%      OFFITBANK VIF-Total Return (7)              _____%
                           | Hotchkis and Wiley Variable Trust                    OFFITBANK VIF-U.S. Government Securities (8)_____%
                           |   Equity Income VIP (1)             __________%    Royce Capital Fund
                           |   Low Duration VIP (3)              __________%      Royce Premier (9)                           _____%
                           | LEVCO Series Trust                                   Royce Total Return (10)                     _____%
                           |   LEVCO Equity Value (2)            __________%    Wright Managed Blue Chip Series Trust
                           | Navellier Variable Insurance Series Fund, Inc.       Wright International Blue Chip (11)         _____%
                           |   Navellier Growth (4)              __________%      Wright Selected Blue Chip (12)              _____%
                           | OFFITBANK Variable Insurance Funds, Inc.           Other
                           |   OFFITBANK VIF-Emerging Markets (5)__________%    _________________________________________     _____%
                           | NOTE: Automatic rebalancing is only available for variable divisions. Automatic Rebalancing will not
                           | change allocation of future purchase payments.
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[ ]  CHANGE              6.| American General Series Portfolio Company            OFFITBANK VIF-Total Return (7)              _____%
     ALLOCATION            |   Money Market (13)                 __________%      OFFITBANK VIF-U.S. Government Securities (8)_____%
     OF FUTURE             | Hotchkis and Wiley Variable Trust                  Royce Capital Fund
     PURCHASE              |   Equity Income VIP (1)             __________%      Royce Premier (9)                           _____%
     PAYMENTS              |   Low Duration VIP (3)              __________%      Royce Total Return (10)                     _____%
                           | LEVCO Series Trust                                 Wright Managed Blue Chip Series Trust
  USE WHOLE PERCENTAGES.   |   LEVCO Equity Value (2)            __________%      Wright International Blue Chip (11)         _____%
  TOTAL MUST EQUAL 100%.   | Navellier Variable Insurance Series Fund, Inc.       Wright Selected Blue Chip (12)              _____%
                           |   Navellier Growth (4)              __________%    Other
                           | OFFITBANK Variable Insurance Funds, Inc.           _________________________________________     _____%
                           |   OFFITBANK VIF-Emerging Markets (5)__________%    Fixed Account
                           |   OFFITBANK VIF-High Yield (6)      __________%      1-Year Guarantee Period (20)                _____%
                           | NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing
                           | allocations.
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
[ ] TRANSFER OF          7.| Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency.)
    ACCUMULATED            |
    VALUES                 |   % or $_______ from Div. _______ to Div. ______        % or $_______ from Div. _______ to Div. ______
                           |   % or $_______ from Div. _______ to Div. ______        % or $_______ from Div. _______ to Div. ______
                           |   % or $_______ from Div. _______ to Div. ______        % or $_______ from Div. _______ to Div. ______
                           | NOTE: If a transfer is elected and Automatic Rebalancing is active for your certificate, you may want
                           | to consider changing the Automatic Rebalancing allocations (Section 5). Otherwise, the Automatic
                           | Rebalancing will transfer funds in accordance with instructions on file.
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[ ] SYSTEMATIC           8.| Specified Dollar Amount $_________ Frequency: [ ] Monthly  [ ] Quarterly  [ ] Semiannually [ ] Annually
    WITHDRAWAL             |
     (ALSO COMPLETE        | To begin on _____/_____/______ (Date must be between the 5th and 24th of the month and at least
 SECTIONS 11, 12 & 13.)    |              MM    DD     YY    30 days after issue date.)
($100 MINIMUM WITHDRAWAL)  | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated in
                           | your certificate.
  PERCENTAGES (WHOLE %     |
ONLY) MUST EQUAL 100%; OR  | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
DOLLARS MUST EQUAL TOTAL   | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
         AMOUNT.           | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
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[ ] REQUEST FOR          9.| Amount requested is to be (   ) net OR (   ) gross of applicable charges.  Total Amount = $___________
    PARTIAL                |
    WITHDRAWAL             | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
                           | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
   (ALSO COMPLETE          | $ or %________ Div No. ________     $ or %________ Div No. ________   $ or %________ Div No. _________
SECTIONS 11, 12 & 13.)     |
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[ ] REQUEST FOR         10.| [ ] Certificate attached
    FULL SURRENDER         |
                           | [ ] I hereby declare that the certificate specified above has been lost, destroyed, or misplaced and
                           |     request that the value of the certificate be paid. I agree to indemnify and hold harmless USL
   (ALSO COMPLETE          |     against any claims which may be asserted on my behalf and on the behalf of my heirs, assignees,
SECTIONS 11, 12 & 13.)     |     legal representatives, or any other person claiming rights derived through me against USL on the
                           |     basis of the certificate.
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[ ] METHOD OF           11.| NOTE: If no method is indicated, check(s) will be mailed to the owner at the address of record.
    DISTRIBUTION           | Check one:   [ ] Mail check to owner.   [ ] Mail check to alternate address.
                           |              [ ] Deposit funds directly to bank/firm.*
                           |                  (available only for systematic withdrawals)
                           |
                           | _______________________________________________________________________________________________________
                           | INDIVIDUAL OR BANK/FIRM
                           |
                           | ____________________________________________________        ___________________________________________
                           | ADDRESS                                                     CITY/STATE/ZIP
                           |
                           | ____________________________________________________        Type of account: [ ] Checking  [ ] Savings
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE REFERENCED FOR DEPOSIT.
                           | * Enclose a voided check from account where funds are to be deposited. PLEASE DO NOT ENCLOSE A DEPOSIT
                           |    SLIP.
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[ ] NOTICE OF           12.| The taxable portion of the distribution you receive from your annuity certificate is subject to federal
    WITHHOLDING            | income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
                           | may also be required by your state of residence. You may elect not to have withholding apply by
                           | checking the appropriate box below. If you elect not to have withholding apply to your distribution or
                           | if you do not have enough income tax withheld, you may be responsible for payment of estimated tax.
                           | You may incur penalties under the estimated tax rules if your  withholding and estimated tax are not
                           | sufficient. If no election is made we are REQUIRED to withhold Federal Income Tax.
                           | Check one:    [ ] I do NOT want income tax withheld from this distribution.
                           |               [ ] I do want 10% or _________% income tax withheld from this distribution.
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[X] AFFIRMATION/        13.| CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE              | correct taxpayer identification number and (2) that I am not subject to backup withholding under
COMPLETE THIS SECTION      | Section 3406(a)(1)(C) of the Internal Revenue Code.
  FOR ALL REQUESTS.        |
                           | The Internal Revenue Service does not require your consent to any provision of this document other than
                           | the certification required to avoid backup withholding.
                           |
                           | _______________________________________     _________________________________________________________
                           |               DATE                                           SIGNATURE(S) OF OWNER(S)
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